UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2007

WIRELESS FACILITIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27231	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4810 Eastgate Mall
San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

(858) 228-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 hItem 1.01 Entry into a Material Definitive Agreement.

The information set forth below under Items 2.01 and 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed on a Current Report on Form 8-K filed by Wireless Facilities, Inc. (the “Company”) on May 30, 2007 (the “Prior Report”), the Company entered into an Asset Purchase Agreement (the “Acquisition Agreement”) with LCC International, Inc. (“LCC”) pursuant to which the Company agreed to sell to LCC all of the assets used in the conduct of the operation of the Company’s Wireless Network Services business segment that provides engineering services to the non-government wireless communications industry in the United States (the “Business”) on the terms set forth in the Acquisition Agreement (the “Acquisition”).  Pursuant to the terms of the Acquisition Agreement, the Acquisition was completed on June 1, 2007 (the “Closing”).

Pursuant to the terms of the Acquisition Agreement, at the Closing, LCC delivered a subordinated promissory note for the principal amount of approximately $21,600,000 (the “Subordinated Promissory Note”) and paid $17,000,000 in cash to the Company, and the Company retained approximately $7,400,000 in net accounts receivable of the Business (the “Retained Working Capital”).

As disclosed on the Prior Report, the Subordinated Promissory Note issued to the Company at the Closing has a three-year maturity date with an escalating interest rate on the unpaid principal amount.  The principal amount under the Subordinated Promissory Note may be increased or decreased in accordance with certain post-closing purchase price adjustments under the Acquisition Agreement.  Subject to certain conditions, in the event that LCC fails to pay interest under the Subordinated Promissory Note, the Company may elect to receive such unpaid interest payments in common stock of LCC.  Pursuant to the terms of the Subordinated Promissory Note, LCC has agreed to cause a resale registration statement covering any shares of its common stock issued to the Company under the Subordinated Promissory note to be filed within 45 days after the issuance of any such shares.  The Subordinated Promissory Note is subject to the terms of a subordination agreement executed by LCC, the Company and Bank of America, N.A. at the Closing (the “Subordination Agreement”).   In addition, pursuant to the terms of the Acquisition Agreement, the Company and LCC entered into the following agreements at the Closing:

•       Transition Services Agreement;

•       Assignment and Assumption Agreement; and

•       Employee Leasing Agreement.

The foregoing descriptions of the Acquisition Agreement, the Subordinated Promissory Note and the Subordination Agreement do not purport to be complete and are qualified in their entirety by the Acquisition Agreement, the Subordinated Promissory Note and the Subordination Agreement attached as Exhibit 2.1, Exhibit 10.1 and Exhibit 10.2, respectively, to the Prior Report.  The Company issued a press release on June 4, 2007 regarding the Closing, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation.

As previously disclosed on a Current Report on Form 8-K filed by the Company on October 6, 2006, the Company entered into that certain Credit Agreement by and among WFI, KeyBank National Association and Keybanc Capital Markets, dated October 2, 2006 (the “Credit Agreement”), for an $85,000,000 senior credit facility.  In connection with the Acquisition, the Company entered into an amendment to the Credit Agreement dated as of June 1, 2007 (the “Amendment”).

Pursuant to the Amendment, the Company permanently and irrevocably reduced the total commitment under the Credit Agreement as follows: (a) to $55,000,000 effective June 1, 2007; (b) to $50,000,000 effective September 30, 2007; and (c) to $35,000,000 effective upon receipt by the Company of principal payments under the Subordinated Promissory Note.  The Amendment eliminates the provision of the Credit Agreement which provides for increases in the total commitment amount.  Pursuant to the terms of the Amendment, the Company agreed to apply $4,000,000 of the Retained Working Capital (as defined above) to payment of loans currently outstanding under the Credit Agreement in $1,000,000 increments on or before each of June 29, 2007, July 31, 2007, August 31, 2007 and September 20, 2007.  The Company is also obligated under the Amendment to apply all principal payments received under the Subordinated Promissory Note and/or proceeds of the sale of the Subordinated Promissory Note to payment of loans then outstanding under the Credit Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the Amendment attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1 (1)

Asset Purchase Agreement, dated May 29, 2007, by and between Wireless Facilities, Inc. and LCC International, Inc. Certain schedules and exhibits referenced in the Asset Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

10.1 (2)	Form of Subordinated Promissory Note issued by LCC International, Inc. to Wireless Facilities, Inc. at the Closing.

10.2 (3)	Form of Subordination Agreement executed by LCC International, Inc., Wireless Facilities, Inc. and Bank of America, N.A. at the Closing.

10.3	Second Amendment to Credit Agreement, dated as of June 1, 2007, by and among Wireless Facilities, Inc., the Lenders party thereto and KeyBank National Association.

99.1	Press Release of Wireless Facilities, Inc. issued on June 4, 2007.

(1)          Filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 30, 2007, and incorporated herein by reference.

(2)          Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 30, 2007, and incorporated herein by reference.

(3)          Filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on May 30, 2007, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS FACILITIES, INC.
Date: June 6, 2007
/s/ James R. Edwards
James R. Edwards
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1 (1)

Asset Purchase Agreement, dated May 29, 2007, by and between Wireless Facilities, Inc. and LCC International, Inc. Certain schedules and exhibits referenced in the Asset Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

10.1 (2)	Form of Subordinated Promissory Note issued by LCC International, Inc. to Wireless Facilities, Inc. at the Closing.

10.2 (3)	Form of Subordination Agreement executed by LCC International, Inc., Wireless Facilities, Inc. and Bank of America, N.A. at the Closing.

10.3	Second Amendment to Credit Agreement, dated as of June 1, 2007, by and among Wireless Facilities, Inc., the Lenders party thereto and KeyBank National Association.

99.1	Press Release of Wireless Facilities, Inc. issued on June 4, 2007.

(1)          Filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 30, 2007, and incorporated herein by reference.

(2)          Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 30, 2007, and incorporated herein by reference.

(3)          Filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on May 30, 2007, and incorporated herein by reference.